                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 7, 2005

                             SmartServ Online, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

          Delaware                         0-28008                13-3750708
-------------------------------      --------------------    -------------------
(State or Other Jurisdiction of         (Commission            (I.R.S. Employer
Incorporation or Organization)           File Number)         Identification No.)

2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania                19462
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689

                                       N/A
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

This report on Form 8-K/A amends and supplements the report on Form 8-K filed by
SmartServ  Online,  Inc.  ("SmartServ") on January 13, 2005 (the "Report").  The
Report relates to SmartServ's  acquisition of KPCCD,  Inc. pursuant to the Stock
Purchase  Agreement  by and among Nimesh  Patel,  Ashok Patel and Kala Patel and
SmartServ,  dated  December 19, 2004.  SmartServ  hereby amends Item 9.01 of the
Report to read in its entirety as set forth below.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial statements of businesses acquired.

     The audited balance sheets of KPCCD, Inc. as of December 31, 2004, 2003 and
2002 and the related audited  statements of operations and retained earnings and cash flows for each of the years  then  ended are set forth as  Exhibit  99.1 to this amendment to Report,  which exhibit is  incorporated by reference into this
Item 9.01.

(b) Pro-forma financial information.

     The  unaudited  pro  forma  condensed  balance  sheets of  SmartServ  as of
September 30, 2004 and KPCCD, Inc. as of December 31, 2004 and the unaudited pro forma  statements  of income of  SmartServ  and KPCCD,  Inc.  for the year ended
December 31, 2003 and for the nine months ended September 30, 2004 are set forth as Exhibit 99.2 to this amendment to Report,  which exhibit is  incorporated  by reference into this Item 9.01.

(c) Exhibits

     2    Stock  Purchase  Agreement by and among Nimesh Patel,  Ashok Patel and
          Kala Patel and SmartServ, dated December 19, 2004 (filed previously as
          Exhibit 2 to the Report)

     99.1 Audited  balance sheets of KPCCD,  Inc. as of December 31, 2004,  2003 and 2002 and the related audited statements of operations and retained earnings and cash flows for each of the years then ended.

     99.2 Unaudited  pro  forma  condensed  balance  sheets of  SmartServ  as of
          September  30, 2004 and KPCCD,  Inc.  as of December  31, 2004 and the
          unaudited pro forma statements of income of SmartServ and KPCCD,  Inc.
          for the year ended  December  31, 2003 and for the nine  months  ended
          September 30, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SMARTSERV ONLINE, INC.

Dated:  March 23, 2005              By:/s/ Robert M. Pons
                                       -----------------------
                                       Robert M. Pons,
                                       Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

Exhibit 2                  Stock Purchase Agreement by and among Nimesh Patel,
                           Ashok Patel and Kala Patel and SmartServ, dated December
                           19, 2004 (filed previously as Exhibit 2 to the Report)

Exhibit 99.1               Audited balance sheets of KPCCD, Inc. as of December
                           31, 2004, 2003 and 2002 and the related audited statements of operations and retained earnings and cash
                           flows for each of the years then ended.

Exhibit 99.2               Unaudited pro forma balance sheets of SmartServ as
                           of September 30, 2004 and KPCCD, Inc. as of December
                           31, 2004 and the unaudited pro forma statements of
                           income of SmartServ and KPCCD, Inc. for the year
                           ended December 31, 2003 and for the nine months
                           ended September 30, 2004.

                                  EXHIBIT 99.1

                        STONE, RUSSO & LAZZARO, CPAs, LLP
                            Accountants & Consultants
                      333 Westchester Avenue-East Building
                          White Plains, New York 10604
                             Telephone 914-285-1040
                                Fax 914-285-0285

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------

To the Stockholders
KPCCD, Inc.

We have audited the accompanying balance sheet of KPCCD, INC. as of December 31,
2004,  2003 and 2002 and the  related  statements  of  operations  and  retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audits  provide  a
reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects,  the financial position of KPCCD, INC. as of December 31,
2004, 2003 and 2002 and their results of operations and cash flows for the years then ended in conformity with accounting  principles  generally  accepted in the
United States of America.

                                         /s/ Stone, Russo and Lazzaro, CPAs, LLP
                                             Stone, Russo and Lazzaro, CPAs, LLP

White Plains, New York
March 4, 2005

                                   KPCCD, INC.

                                 BALANCE SHEETS
                                  DECEMBER 31,

                                              2004               2003                2002
                                       ------------------- ------------------ -------------------
ASSETS
Current Assets
 Cash                                      $       -               $9,848           $ 46,069
 Accounts Receivable                       2,227,479              173,549            788,014
 Inventory                                 1,083,532              849,738            516,455
                                       ------------------- ------------------ -------------------
          TOTAL ASSETS                  $  3,311,011       $    1,033,135      $   1,350,538
                                       =================== ================== ===================

LIABILITIES & STOCKHOLDERS' EQUITY
LIABILITIES
Current Liabilities
 Accounts Payable &
  Accrued Expenses                      $  2,264,573          $   165,737        $   633,822
 Related company &
  shareholder Loans Payable                  817,680              773,680                  -
                                       ------------------- ------------------ -------------------
          Total Liabilities                3,082,253              939,417            633,822
                                       ------------------- ------------------ -------------------

STOCKHOLDERS' EQUITY
Common stock, no par value; 200 shares
 authorized, 99 shares issued
 and outstanding                               2,000                2,000              2,000

Additional paid-in capital                    73,000               73,000                  -

Retained Earnings                            153,758               18,718            714,716
                                       ------------------- ------------------ -------------------
          Total Stockholders' Equity         228,758               93,718            716,716
                                       ------------------- ------------------ -------------------

          TOTAL LIABILITIES &
             STOCKHOLDERS' EQUITY      $   3,311,011        $   1,033,135      $   1,350,538
                                       =================== ================== ===================

See Notes to Financial Statements

                                   KPCCD, INC.

                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                            YEARS ENDED DECEMBER 31,

                                         2004               2003                2002
          INCOME
Net Sales                             $ 19,755,212       $   6,073,511       $ 12,321,482
                                  ----------------  ------------------  -----------------

Cost of Goods Sold
   Beginning Inventory                     849,738             516,455            472,826
   Purchases                            19,564,949           6,345,673         12,109,412
   Ending Inventory                     (1,083,532)           (849,738)          (516,455)
                                  ----------------  ------------------  -----------------
Total Cost of Goods Sold                19,331,155           6,012,390         12,065,783
                                  ----------------  ------------------  -----------------

Gross Profit                               424,057              61,121            255,699
                                  ----------------  ------------------  -----------------

Expenses

    Advertising                              1,342               2,000                  -
    Bank Charges                               938               2,459              8,884
    Insurance                                  519                 378                471
    Interest Expense                             -                  34                919
    Office Expenses                         14,757                 277              5,319
    Payroll                                 98,136              44,828             22,706
    Payroll Taxes                            9,002               4,373              2,439
    Professional Fees                       61,560              12,548              6,900
    Salesmen & Consultants                  33,655               9,380             26,100
    Rent                                    39,842              21,420             28,820
    Telephone                                7,196                 469              1,252
    Utilities                                8,570               1,502              4,457
                                  ----------------  ------------------  -----------------

Total Expense                              275,517              99,668            108,267
                                  ----------------  ------------------  -----------------

Income/(loss) before income taxes          148,540             (38,547)           147,432

Provision for local income taxes            13,500                 788             10,556
                                  ----------------  ------------------  -----------------

Net Income/(loss)                          135,040             (39,335)           136,876

               Retained Earnings

Balance, Beginning of year                  18,718             714,716            645,840

Less: Shareholders distributions                 -             656,663             68,000
                                  ----------------  ------------------  -----------------

Balance, end of year                $      153,758      $       18,718     $      714,716
                               ===================  ==================  =================

See Notes to Financial Statements

                                   KPCCD, INC.

                            STATEMENTS OF CASH FLOWS
                            YEARS ENDED DECEMBER 31,

                                          2004              2003                2002
                                  ----------------  ------------------  -----------------
OPERATING ACTIVITIES
Net Income/(loss)                    $     135,040      $      (39,335)    $      136,876
Adjustments to reconcile
Net Income/(loss)
to net cash provided/(used)
by operations:
Accounts Receivable                     (2,053,930)            614,465            (50,308)
Inventory                                 (233,794)           (333,283)           (43,629)
Accounts Payable and
   Accrued expenses                      2,098,836            (468,085)            71,130
                                  ----------------  ------------------  -----------------
   Net cash provided/(used) by
   Operating Activities                    (53,848)           (226,238)           114,069
                                  ----------------  ------------------  -----------------

FINANCING ACTIVITIES

Shareholders draw                                -            (656,663)           (68,000)
Loans from related company
    and shareholders                        44,000             773,680                  -

Additional paid-in capital                       -              73,000                  -
                                  ----------------  ------------------  -----------------
   Net cash provided/(used) by
   Financing Activities                     44,000             190,017            (68,000)
                                  ----------------  ------------------  -----------------

Net cash increase/(decrease) for year       (9,848)            (36,221)            46,069

Cash at beginning of year                    9,848              46,069                  -
                                  ----------------  ------------------  -----------------

Cash at end of year                             $-              $9,848            $46,069
                               ===================  ==================  =================

Supplemental  disclosures  of
cash flow information:

   Interest paid                                $-                 $34               $919
   Income taxes paid                          $100             $13,538               $158

See Notes to Financial Statements

                                   KPCCD, INC.

                          NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2004, 2003 AND 2002

Note 1  -      Organization and summary of significant accounting policies:

               Organization:
               -------------

               KPCCD, INC. (the "Company") is a distributor of prepaid telephone calling  cards.  The Company has been in business  since 1997. In
               2003 the Company entered into the prepaid cell phone business but the business was discontinued in the same year.

               Use of estimates:
               -----------------

               The  preparation  of  financial  statements  in  conformity  with accounting  principles generally accepted in the United States of
               America  requires  management to make  estimates and  assumptions
               that   affect   certain   reported   amounts   and   disclosures.
               Accordingly, actual results could differ from those estimates.

               Concentrations of credit risk:
               -------------------------------

               Financial  instruments  that  potentially  subject the Company to concentrations  of credit risk  consist  principally  of cash and accounts receivable.  Cash balances are insured by the FDIC up to
               $100,000 per depositor. The Company's cash balances on deposit at
               December 31, 2004,  2003 and 2002 do not exceed this amount.  The
               Company  routinely   assesses  the  financial   strength  of  its
               customers  and, as a result,  attempts  to limit its  exposure to concentrations  of credit risk.  Management does not believe that significant  credit risk exists at December  31,  2004,  2003 and
               2002 relating to its accounts receivable.

               Advertising:
               -------------

               The Company  expenses the cost of  advertising  and promotions as incurred.  Advertising costs expensed were $1,342 in 2004, $2,000 in 2003 and nothing in 2002.

                                   KPCCD, INC.

                          NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2004, 2003 AND 2002

               Inventories:
               -------------

               Inventory   consists  of  calling  cards  purchased  for  resale.
               Inventories are stated at the lower of cost or market.

Note 2 -       Subsequent events - - Stock purchase agreement

               On January 7, 2005 SmartServ Online, Inc.  ("SmartServ") acquired all of the issued and  outstanding  capital  stock of the Company pursuant to a Stock Purchase Agreement by and among Nimesh Patel,
               Ashok  Patel and Kala Patel  (collectively,  the  "Sellers")  and
               SmartServ,  dated December 19, 2004 ("Stock Purchase Agreement").
               Pursuant to the terms of the Stock Purchase Agreement,  SmartServ issued 1,000,000  shares of its common stock,  $.01 par value per share,  with an approximate  fair market value of $1,720,000,  to the Sellers as consideration for acquiring the Company. Following the closing of the acquisition,  the Company became a wholly-owed subsidiary  of the  SmartServ.  SmartServ  is located in Plymouth
               Meeting,  PA and it provides  mobile  phone  service,  discounted international  long  distance  service  and  content  for  mobile communication devices.

               In connection with the closing of the  transactions  contemplated by the Stock Purchase Agreement,  on January 7, 2005, the Sellers
               and Prima Communications, Inc. ("Prima"), a company controlled by the Sellers,  entered into a Master Vendor Agreement (the "Vendor
               Agreement").  Under the Vendor Agreement,  Prima will sell to the
               Company   at  cost   all  of  the   Company's   requirements   of
               international  prepaid  calling  cards  for up to one year  after
               January 7, 2005.  SmartServ  guaranteed  the  obligations  of the
               Company  under the Vendor  Agreement.  Per the terms of the Stock
               Purchase Agreement,  immediately prior to the closing the Company
               distributed  to  Prima  all  of  the  Company's  cash,   accounts
               receivable,  inventory  (including  prepaid  calling  cards)  and accounts payable.

Note 3 -       Lease:

               The Company leases its office space from Kelly's Properties,  LLC a related  company  under an  operating  lease  that  expires  in
               December 2006. The lease

                                   KPCCD, INC.

                          NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2004, 2003 AND 2002

               provides  for  payments of  supplemental  amounts for real estate taxes and expense escalations.

               Rent expense for the years ended December 31, 2004, 2003 and 2002 was $39,342, $21,420 and $28,820, respectively.

Note 4 -       Income taxes:

               The accompanying  financial statements do not contain a provision for  Federal or State  income  taxes since the Company is treated for tax purposes as an S-Corporation,  whereby any income or loss is included  in the  Federal and State  income tax returns of the stockholders.  New York City does not  recognize  S-Corporations, therefore,  there is a provision in the financial  statements for local tax.

                                  EXHIBIT 99.2

               SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The  following  unaudited  pro  forma  financial  statements  are  based  on the historical  financial  statements of SmartServ Online,  Inc. and KPCCD, Inc. and have been prepared on a pro forma basis to give effect to the acquisition  under the  purchase  method  of  accounting,  as if the  transaction  occurred  at the beginning  of the period.  The pro forma  information  was  prepared  based upon certain assumptions described in the notes to the pro forma financial statements and  may  not be  indicative  of  results  that  would  have  occurred  had  the acquisition  occurred at the  beginning of the period or results which may occur in the future.

                             SmartServ Online, Inc.
                            Pro forma Balance Sheets
                                   (Unaudited)

                              ------------------ ------------------- ---------------------- ------------------
                                  SmartServ            KPCCD               Pro Forma            Pro Forma
                              ------------------ ------------------- ---------------------- ------------------
                                September 30,       December 31,          Adjustments
                                    2004                2004
Assets
Current assets
 Cash                            $     3,225,295               $--                    $--    $     3,225,295
  Accounts receivable                    105,821         2,227,479                                 2,333,300
 Prepaid expenses                         66,914                --                                    66,914
   Inventory                                  --         1,083,532                                 1,083,532
                              ------------------ ------------------- ---------------------- ------------------
Total current assets                   3,398,030         3,311,011                                 6,709,041
                              ------------------ ------------------- ---------------------- ------------------

Property and equipment, net               97,008                --                                    97,008
Other assets
   Goodwill                            1,814,889                --              1,491,242          3,306,131
   Security deposits                      18,237                --                                    18,237
                              ------------------ ------------------- ---------------------- ------------------
Total Assets                      $    5,328,164     $   3,311,011           $  1,491,242     $   10,130,417
                              ================== =================== ====================== ==================

See notes to unaudited pro forma financial statements

                             SmartServ Online, Inc.
                            Pro forma Balance Sheets
                                   (Unaudited)

                                                  ------------------ ------------------- ------------------ ------------------
                                                      SmartServ            KPCCD             Pro Forma          Pro Forma
                                                  ------------------ ------------------- ------------------ ------------------
                                                    September 30,       December 31,        Adjustments
                                                        2004                2004
Liabilities and Stockholders'
Equity (Deficiency)
Current liabilities

Current portion of notes payable                    $      24,133          $       --        $       --            24,133

Related company shareholde
loans payable                                                  --             817,680                --           817,680
Accounts payable and accrued expenses                   2,899,592           2,264,573                           5,164,165
                                                  ------------------ ------------------- ------------------ ------------------
Total current liabilities
                                                        2,923,725           3,082,253                           6,005,978
                                                  ------------------ ------------------- ------------------ ------------------

Notes payable
                                                           34,687                  --                              34,687

Commitments and Contingencies
                                                               --                  --                                  --

Stockholders' Equity (Deficiency)
Preferred stock - $.01 par value                        2,440,267                                               2,440,267
Common stock - $.01 par value                              35,814               2,000             8,000            45,814
Additional paid-in capital                             96,790,924              73,000         1,637,000        98,500,924
Accumulated deficit/retained earnings                 (96,733,600)            153,758          (153,758)      (96,733,600)
                                                   ------------------ ------------------- ------------------ ------------------
                                                        2,533,405             228,758         1,491,242         4,253,405
                                                  ------------------ ------------------- ------------------ ------------------
Treasury stock                                           (163,653)                 --                --          (163,653)
                                                  ------------------ ------------------- ------------------ ------------------
Total stockholders' equity (deficit)
                                                        2,369,752             228,758         1,491,242         4,089,752
Total Liabilities and Stockholders'
Equity (Deficiency)                               $     5,328,164    $      3,311,011    $    1,491,242    $   10,130,417
                                                  ================== =================== ================== ==================

See notes to unaudited pro forma financial statements

                             SmartServ Online, Inc.

                       Pro forma Statements of Operations
                                   (Unaudited)

                                                           Year Ended December 31,
                                     --------------------------------------------------------------------
                                        SmartServ           KPCCD          Pro Forma        Pro Forma
                                     ----------------- ---------------- ---------------- ----------------
                                           2003             2003          Adjustments         2003

 Revenues                             $      709,388    $  6,073,511     $                 $  6,782,899
                                                                        --
                                     ----------------- ---------------- ---------------- ----------------

 Costs and expenses:
 Costs of services                        (2,732,571)             --                         (2,732,571)

 Cost of goods sold                              --       (6,012,390)                        (6,012,390)

    S,G&A expenses                        (4,150,151)        (99,668)                        (4,249,819)
 Stock-based compensation                   (374,569)             --                           (374,569)

 Impairement of capital assets
 and capitalized software                 (1,548,473)             --                         (1,548,473)

 Provision for local taxes                        --            (788)                           (13,500)
                                     ----------------- ---------------- ---------------- ----------------
 Total costs and expenses                 (8,805,764)     (6,112,846)                       (14,931,322)
                                     ----------------- ---------------- ---------------- ----------------

 (Loss)/income from operations            (8,096,376)          (39,335)                      (8,135,711)
                                     ----------------- ---------------- ---------------- ----------------

 Other income
                                             455,552              --                            455,552
   Debt origination and other
   financing costs                        (9,896,951)             --                         (9,896,951)
                                     -----------------                                   ----------------
                                         (9,441,399)             --                         (9,441,399)
                                     ----------------- ---------------- ---------------- ----------------
 Net (loss)income                       $(17,537,775)      $ (39,335)                      $(17,577,110)
                                     ================= ================ ================ ================

 Basic and diluted loss per share     $        (8.46)                                       $     (5.72)
                                     =================                                   ================

 Weighted average shares
outstanding - basic and diluted            2,073,448                                          3,073,448
                                     =================                                   ================
See notes to unaudited pro
forma financial statements

                             SmartServ Online, Inc.

                       Pro forma Statements of Operations
                                  (Unaudited)

                                                         For the Nine Months Ended September 30,
                                            ------------------------------------------------------------------
                                              SmartServ          KPCCD          Pro Forma        Pro Forma
                                            --------------- ---------------- ---------------- ----------------
                                                 2004            2004          Adjustments         2004

 Revenues                                    $    268,189    $ 4,555,133      $        --      $ 4,823,322
                                            --------------- ---------------- ---------------- ----------------

 Costs and expenses:
 Costs of services                             (1,626,357)            --                         1,626,357)
 Cost of goods sold                                    --     (4,509,293)                       (4,509,293)
   S,G&A expenses                              (2,170,367)       (74,751)                       (2,245,118)
 Provision for local taxes                             --           (591)                          (13,500)
                                            --------------- ---------------- ---------------- ----------------
 Total costs and expenses                      (3,796,724)    (4,584,635)                       (8,394,268)
                                            --------------- ---------------- ---------------- ----------------

 (Loss)/income from operations                 (3,528,535)       (29,501)                       (3,558,036)
                                            --------------- ---------------- ---------------- ----------------

 Other expense                                   (177,513)            --                          (177,513)

   Debt origination and other
  financing costs                              (2,630,771)                                       (2,630,771)
                                                                      --
                                            --------------- ----------------                  ----------------
                                               (2,808,284)            --                        (2,808,284)
                                            --------------- ---------------- ---------------- ----------------

 Net (loss)income                             $(6,336,819)  $    (29,501)                     $ (6,366,320)
                                            =============== ================ ================ ================

Preferred stock dividend accrued               (3,130,460)                                       (3,130,460)
                                            --------------- ----------------                  ----------------
Net loss applicable to common
shareholders                                  $(9,467,279)    $  (29,501)                      $(9,496,780)
                                            =============== ================                  ================

 Basic and diluted loss per share            $ (3.41)                                             $  (1.69)
                                            ===============                                   ================
 Weighted average shares outstanding -
basic and diluted                             2,773,669                                         3,773,669
                                            ===============                                   ================

                             SMARTSERV ONLINE, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

On July 29,  2004,  the Company  announced  that it had entered into a letter of
intent  to  acquire  KPCCD,   Inc.,  a  New  York   City-based   distributor  of
international  prepaid  calling  cards.  On January 7, 2005,  the Company issued
1,000,000  shares  of  SmartServ  common  stock  in  exchange  for  all  of  the outstanding  shares of KPCCD,  Inc for a total purchase  price of  approximately
$1,720,000.  The  acquisition  was  accounted  for using the purchase  method of accounting.  The Pro Forma Financial  Statements are unaudited and presented for informational  purposes only and may not reflect the Company's future results of operations  and  financial  position  or what  the  results  of  operations  and financial  position  would have been had such  transactions  occurred  as of the dates indicated.

Basis of Presentation of Pro Forma Financial Statements

The  unaudited  pro  forma  combined  financial  statements  include a pro forma combined  balance  sheet  as  of  September  30,  2004/December  31,  2004  (see
discussion below), and pro forma combined  statements of operations for the nine months ended  September  30, 2004 and the year ended  December 31, 2003 based on the latest historical  unaudited and audited  financial  statements of SmartServ and KPCCD, Inc. The December 31, 2004 audited historical  financial  information provided by KPCCD,  Inc. was utilized in connection with preparing the pro forma combined balance sheet since prior to the acquisition,  KPCCD,  Inc.  maintained their books on a cash basis.  The  financial  statements  were  converted to the accrual  basis of  accounting  in  connection  with the audit of  KPCCD,  Inc.'s financial  statements as of and for the years ended December 31, 2004,  2003 and
2002.  Overall,  adjustments were made in the pro forma financial  statements to record  the  acquisitions,  and to  reflect  known  changes  being  made  in the operations of the business.

The weighted average shares outstanding for SmartServ have been adjusted for the purposes  of the pro forma  financial  statements  to reflect  the total  shares issued in connection with the acquisition. Historical net loss and pro forma net loss per common share were computed based upon 2,773,669 and 3,773,669  weighted average shares  outstanding,  respectively,  for the nine months ended September
30, 2004 and 2,073,448 and 3,073,448  respectively  for the year ended  December
31, 2003.